UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 6, 2025

ARCTURUS THERAPEUTICS HOLDINGS INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38942	32-0595345
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

10628 Science Center Drive, Suite 250

San Diego, California 92121

(Address of principal executive offices)

Registrant’s telephone number, including area code: (858) 900-2660

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	ARCT	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On June 6, 2025, Arcturus Therapeutics Holdings Inc. (the “Company”) held its 2025 annual meeting of stockholders (the “Meeting”).The total number of shares of common stock, par value $0.001 per share, entitled to vote at the Meeting was 27,120,603 and there were present at the Meeting, in person or by proxy, 22,006,524 shares, which constituted a quorum for the Meeting.

At the Meeting, the stockholders voted on the following proposals, each of which is described in more detail in the Company’s definitive proxy statement filed with the SEC on April 25, 2025 (the “Proxy Statement”):

(1) To elect Dr. Peter Farrell, Joseph E. Payne, Andy Sassine, James Barlow, Dr. Edward W. Holmes, Dr. Magda Marquet, Dr. Jing L. Marantz, Dr. John Markels, and Dr. Moncef Slaoui to the Board of Directors, to serve until the Company’s annual meeting of stockholders;

(2) To approve, on a non-binding advisory basis, the resolution approving named executive officer compensation; and

(3) To ratify the appointment of Deloitte & Touche LLP (“Deloitte”), as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025.

The final results of the stockholder votes at the Meeting are set forth below:

Proposal No. 1

	For	Withhold	Broker Non-Votes
Approval of the election of the following individuals as directors of the Company, as provided in Proposal Number 1 of the Proxy Statement:
(1) Dr. Peter Farrell	18,907,661	215,201	2,883,662
(2) Joseph E. Payne	18,932,228	190,634	2,883,662
(3) Andy Sassine	18,757,976	364,886	2,883,662
(4) James Barlow	18,821,935	300,927	2,883,662
(5) Dr. Edward W. Holmes	18,555,174	567,688	2,883,662
(6) Dr. Magda Marquet	18,791,599	331,263	2,883,662
(7) Dr. Jing L. Marantz	18,805,219	317,643	2,883,662
(8) Dr. John H. Markels	18,969,935	152,927	2,883,662
(9) Dr. Moncef Slaoui	19,059,965	62,897	2,883,662

Each of the nine nominees was elected to the Board, each to hold office until the Company’s 2026 annual meeting of stockholders and until their respective successors are elected and qualified.

Proposal No. 2

	For	Against	Abstain	Broker Non-Votes
Approval, on a non-binding advisory basis, the resolution approving named executive officer compensation, referred to as “say-on-pay,” as provided in Proposal Number 2 of the Proxy Statement:	18,472,131	586,006	64,724	2,883,662

The proposal was approved.

Proposal No. 3

	For	Against	Abstain	Broker Non-Votes
Approval of the ratification of the appointment of Deloitte as the Company’s independent registered public accounting firm for the year ending December 31, 2025, as provided in Proposal Number 3 of the Proxy Statement:	21,971,168	30,589	4,767	N/A

The appointment was ratified.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Arcturus Therapeutics Holdings Inc.
Date: June 6, 2025

	By:	/s/ Joseph E. Payne
	Name:	Joseph E. Payne
	Title:	Chief Executive Officer